UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)     October 11, 2004
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                              NEOPROBE CORPORATION
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             (Exact name of registrant as specifyed in its charter)

          Delaware                      0-26520              31-1080091
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(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)        IdentifycationNo.)

             425 Metro Place North, Suite 300, Columbus, Ohio 43017
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code        (614) 793-7500
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fyling is intended to simultaneously satisfy the fyling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

      On October 11, 2004, the Company issued a press release entitled "Neoprobe Provides Regulatory Update on RIGS and Lymphoseek" updating the regulatory status of the Company's two oncology product clinical development programs. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


Exhibit
Number                      Exhibit Description
------                      -------------------

99.1 Press release issued October 11, 2004, entitled "Neoprobe Provides Regulatory Update on RIGS and Lymphoseek."




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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Neoprobe Corporation


Date: October 11, 2004          By: /s/Brent L. Larson
                                    -------------------------------------------
                                    Brent L. Larson, Vice President Finance and
                                    Chief Financial Officer




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